                                                                   EXHIBIT 10.45

                       DATED THE 1ST DAY OF NOVEMBER 2006

                          HONOUR RISE SERVICES LIMITED

                                       AND

                          XINHUA FINANCE MEDIA LIMITED

                                   ----------

                    AGREEMENT FOR SALE AND PURCHASE OF SHARES

                            (PRESTON|GATES|ELLIS LOGO)

                                   SOLICITORS
                  35th Floor, Two International Finance Centre
                      8 Finance Street, Central, Hong Kong

                    Tel: (852) 2511 5100 Fax: (852) 2511 9515
                          Website: www.prestongates.com

                           Ref: 55762-00001/CSMN/EWCM

                                    CONTENTS

CLAUSE     HEADING                                                          PAGE
------     -------                                                          ----
1.         DEFINITIONS...................................................     1
2.         SALE AND PURCHASE OF THE SALE SHARES..........................     3
3.         CONSIDERATION.................................................     3
4.         COMPLETION....................................................     3
5.         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDOR.......     5
6.         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER....     6
7.         FURTHER ASSURANCE.............................................     7
8.         ENTIRE AGREEMENT..............................................     7
9.         NOTICES.......................................................     7
10.        MISCELLANEOUS.................................................     8
11.        GOVERNING LAW AND JURISDICTION................................     8
12.        AMENDMENTS....................................................     8
SCHEDULE 1...............................................................    10
SCHEDULE 2...............................................................    11
SCHEDULE 3...............................................................    12
SCHEDULE 4...............................................................    13
EXECUTION

THIS AGREEMENT is made on the 1st  day of November 2006.

BETWEEN:

(1) HONOUR RISE SERVICES LIMITED, a company incorporated under the laws of the British Virgin Islands with registration number 686228 and a registered address of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "VENDOR"); and

(2) XINHUA FINANCE MEDIA LIMITED, a company incorporated in the Cayman Islands with registration number 157511 and a registered address of Codan Trust Company (Cayman) Limited, Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies (the "PURCHASER").

WHEREAS:

(A) Upper Step has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each of which 500 Upper Step Shares have been issued and are fully paid up. Further particulars of Upper Step are set out in
     Schedule 1;

(B) Accord Group has an authorised share capital of US$50,000 divided into 50,000 shares of US$1.00 each of which 100 Accord Group Shares have been issued and are fully paid up. Further particulars of Accord Group are set out in Schedule 1;

(C) The Vendor is the legal and beneficial owner of 220 Upper Step Shares and 20 Accord Group Shares; and

(D) The Vendor wishes to transfer its entire shareholding in each of Upper Step and Accord Group to the Purchaser and the Purchaser wishes to acquire the Sale Shares (as defined below) upon and subject to the terms and conditions set out herein.

NOW IT IS HEREBY AGREED as follows :

1.   DEFINITIONS

1.01 In this Agreement (including the recitals), the following expressions have the following meanings:

"ACCORD GROUP"                   means Accord Group Investments Limited,
                                 particulars of which are set out in Schedule 1;

"ACCORD GROUP CONSIDERATION
SHARES"                          means the aggregate of 125,053 Class A Common
                                 Shares of US$0.001 each in the share capital of the Purchaser to be issued and allotted by the Purchaser in accordance with Clause 3, details of which are set out in Schedule 2;

"ACCORD GROUP SHARES"            means the shares of any class in the capital of
                                 Accord Group;

"BUSINESS DAY"                   means a day (other than a Saturday or a day on
                                 which a tropical cyclone warning No.8 or above
                                 or a black rainstorm warning is hoisted in Hong
                                 Kong at any time

                                 between 9:00 a.m. and 5:00 p.m.) on which banks are open for business in Hong Kong;

"COMPANIES"                      means Accord Group and Upper Step;

"COMPANIES ORDINANCE"            means the Companies Ordinance (Chapter 32 of
                                 the Laws of Hong Kong) as amended from time to
                                 time;

"COMPLETION"                     means completion of the events set out in
                                 Clause 4;

"COMPLETION DATE"                means the actual date of Completion;

"CONSIDERATION SHARES"           means the aggregate of the Accord Group
                                 Consideration Shares and the Upper Step
                                 Consideration Shares;

"HONG KONG"                      means the Hong Kong Special Administrative
                                 Region of the People's Republic of China;

"HK$" means Hong Kong dollars, the lawful currency of Hong Kong;

"SALE SHARES"                    means the aggregate of 220 Upper Step Shares
                                 which are owned by the Vendor, representing 44%
                                 of the total issued share capital of Upper Step
                                 and 20 Accord Group Shares which are owned by
                                 the Vendor, representing 20% of the total
                                 issued shares capital of Accord Group;

"SHARES"                         means the Accord Group Shares and Upper Step
                                 Shares;

"UPPER STEP"                     means Upper Step Holdings Limited, particulars
                                 of which are set out in Schedule 1;

"UPPER STEP CONSIDERATION
SHARES"                          means the aggregate of 6,407,018 Class A Common
                                 Shares of US$0.001 each in the share capital of the Purchaser to be issued and allotted by the Purchaser in accordance with Clause 3, details of which are set out in Schedule 2;

"UPPER STEP SHARES"              means the shares of any class in the capital of
                                 Upper Step;

"US$"                            means United States Dollars, the lawful
                                 currency of the United States of America; and

"WARRANTIES"                     those representations and warranties referred
                                 to in Clause 5 and in Clause 6.

1.02 Clause headings are for convenience only and shall not affect the construction of this Agreement.

1.03 The expressions "ACCORD GROUP", "UPPER STEP", the "COMPANIES", the "VENDOR", and the "PURCHASER" shall, where the context provides, include their respective successors, personal representatives and permitted assigns.

1.04 References herein to Clauses and Schedules are to clauses of, and schedules to, this Agreement unless the context requires otherwise and references to this Agreement include the

     Schedules.

1.05 Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

1.06 Any reference to Sale Shares in this Agreement shall also mean all rights and interests that the Vendor may have for the issuance of such number and class of Shares as is the same as the number and class of Shares set against its name in Schedule 1.

2.   SALE AND PURCHASE OF THE SALE SHARES

2.01 The Vendor shall sell or procure the sale of the Sale Shares free from all charges, liens, equities, encumbrances, options and adverse interests and from all other rights exercisable by or claims by third parties, and the Purchaser shall purchase the Sale Shares with all rights attached or accruing to them at Completion.

2.02 The Vendor has the right to transfer the legal and beneficial title to the Sale Shares. The title to, and any risk attaching to, the Sale Shares shall pass on Completion.

2.03 The Purchaser shall be entitled to exercise all rights attached or accruing to the Sale Shares including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by the Companies on or after the Completion Date.

2.04 The Vendor waives or shall procure the waiver of all rights of pre-emption over any of the Sale Shares conferred upon it by the articles of association of the Companies, under any shareholders' agreement or in any other way and undertakes to take all steps necessary to ensure that any rights of pre-emption over any of the Sale Shares are waived.

2.05 The Vendor agrees that to the extent that it has or may have any rights, claims or interests whatsoever against either one of the Companies in connection with the issue of the Sale Shares to it, such rights, claims or interests shall be fully, irrevocably, unconditionally and absolutely waived, discharged and released upon Completion.

3.   CONSIDERATION

3.01 The total consideration for the sale of the Sale Shares shall be the Consideration Shares. The Consideration Shares shall be issued and allotted to the Vendor or such other party it designates, in such number and with such designation as set out opposite its name in Schedule 2.

3.02 The Consideration Shares shall be allotted and issued as fully paid.

4.   COMPLETION

4.01 Completion shall take place on .

4.02 At Completion, the following business shall be transacted :

     (a) subject to Clause 4.03 below, the Vendor shall deliver or shall procure the delivery of the following to the Purchaser:

          (i) duly executed instrument of transfers of the Sale Shares by the registered holders thereof in favour of the Purchaser or such other person(s) as it may nominate, the form of such instrument of transfer are set out in the Schedule 4;

          (ii) the due diligence documents as set out in the Schedule 3 hereto and all other documents as may be required for the issuance and registration of the Consideration Shares in the name of the Vendor, provided such other documents list are provided to the Vendor within reasonable time prior to Completion;

          (iii) such other documents as may be reasonably required by the Purchaser prior to Completion to give good title to the Sale Shares free from all claims, liens, charges, equities and encumbrances and third party rights of any kind and to enable the Purchaser (or such other person(s) as it may nominate) to become the registered holder thereof, provided such other documents list are provided to the Vendor within reasonable time prior to Completion;

          (iv) powers of attorney, if necessary, in approved terms under which any of the documents referred to in this Clause 4.02(a) is executed;

     (b)  the Purchaser shall:

          (i) present the instruments of transfer in respect of the Sale Shares to the Companies for registration; and

          (ii) approve the issue and allotment of the Consideration Shares to the Vendor or such other party it designates in accordance with Clause 3.

4.03 The Purchaser shall, within reasonable time prior to Completion, deliver to the Vendor the form of the documents required for the purposes of Clause 4.02(a) (if applicable).

4.04 Deferral of Completion

4.04.1 If the obligations of the Vendor under Clause 4.02 are not complied with on the Completion Date the Purchaser may:

     (a) defer Completion (so that the provisions of this Clause 4 shall apply to Completion as so deferred); or

     (b) proceed to Completion as far as practicable (without limiting its rights under this Agreement); or

     (c) treat this Agreement as terminated for breach of a condition, without prejudice to any rights it may have in respect hereof.

4.04.2 If the obligations of the Purchaser under Clause 4.02 are not complied with on the Completion Date the Vendor may:

     (a) defer Completion (so that the provisions of this Clause 4 shall apply to Completion as so deferred); or

     (b) proceed to Completion as far as practicable (without limiting its rights under this Agreement); or

     (c) treat this Agreement as terminated for breach of a condition, without prejudice to any rights it may have in respect hereof.

4.05 The Vendor undertakes to indemnify the Purchaser against any loss, expense or damage which it may suffer as a result of any document delivered to it pursuant to this clause being unauthorised, invalid or for any other reason ineffective for its purpose.

4.06 The Purchaser undertakes to indemnify the Vendor against any loss, expense or damage which it may suffer as a result of any document delivered to it pursuant to this clause being unauthorised, invalid or for any other reason ineffective for its purpose.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDOR

5.01 The Vendor represents and warrants to the Purchaser to the intent that each of the following representations and warranties is accurate in all respects and not misleading at the date of this Agreement and that if for any reason there is any interval of time between the time of this Agreement and Completion, such representations and warranties will continue to be accurate in all respects and not misleading at all times subsequent to the date of this Agreement up to and including the Completion Date as if repeated on each such day immediately before Completion:

     (a) it is the sole beneficial owner of, or otherwise has full authority, including all shareholder and/or regulatory authority, to sell, transfer or dispose of, the Sale Shares;

     (b) it is entitled to sell its Sale Shares free from any claims, equities, liens, charges and encumbrances (including without limitation any claims of the beneficiaries or other persons under any settlement or trust document or otherwise);

     (c) this Agreement constitutes and the other documents executed by it which are to be delivered at Completion will, when executed, constitute binding obligations of it in accordance with their respective terms;

     (d) the execution and delivery of, and the performance of its obligations under this Agreement will not:

          (i) result in a breach of any provision of the memorandum or articles of association (or other similar constitutional documents) of it (being a corporation or company); or

          (ii) result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound; or

          (iii) result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound.

     (e) it acknowledges that no action has been or will be taken with any relevant securities, governmental or regulatory authorities in any jurisdiction with respect to the execution, validity or performance of this Agreement and confirms that (where applicable) it has obtained or complied with all authorizations and/or regulations of any relevant securities, governmental or regulatory authorities in connection with the execution, validity and performance of this Agreement.

5.02 The Vendor shall not (save only as may be necessary to give effect to this Agreement) do or allow and shall procure that no act or omission will occur before Completion which would constitute a material breach of any of the Warranties if they were given at Completion or which would make any of the Warranties materially inaccurate or misleading if they were so given.

5.03 In the event of it being found prior to Completion that any of the Warranties are materially untrue or incorrect, or in the event of any matter or thing arising or becoming known or being notified to the Purchaser which is materially inconsistent with any of the Warranties or in the event of the Vendor becoming unable or failing to do anything in any material respect required to be done by it at or before Completion, the Purchaser shall not be bound to complete the purchase of the Sale Shares and the Purchaser may by written notice rescind this Agreement without liability on its part. The right conferred upon the Purchaser by this Clause is in addition to and without prejudice to any other rights of the Purchaser (including any rights to claim damages or compensation from the Vendor by reason of any such breach or non-fulfilment) and failure to exercise it shall not constitute a waiver of any such rights.

5.04 The Vendor hereby undertakes to indemnify and keep indemnified the Purchaser against any loss or liability suffered by the Purchaser as a result of or in connection with any breach of any of the Warranties and against any reasonable costs and expenses incurred in connection therewith provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Purchaser in relation to any such breach.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

6.01 The Purchaser represents and warrants to the Vendor to the intent that each of the following representations and warranties is accurate in all respects and not misleading at the date of this Agreement and that if for any reason there is any interval of time between the time of this Agreement and Completion, such representations and warranties will continue to be accurate in all respects and not misleading at all times subsequent to the date of this Agreement up to and including the Completion Date as if repeated on each such day immediately before Completion:

     (a) it is entitled to issue and allot the Consideration Shares free from any claims, equities, liens, charges and encumbrances (including without limitation any claims of the beneficiaries or other persons under any settlement or trust document or otherwise);

     (b) this Agreement constitutes and the other documents executed by it which are to be delivered at Completion will, when executed, constitute binding obligations of it in accordance with their respective terms;

     (c) the execution and delivery of, and the performance of its obligations under this Agreement will not:

          (i) result in a breach of any provision of the memorandum or articles of association (or other similar constitutional documents) of it (being a corporation or company); or

          (ii) result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound; or

          (iii) result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound.

     (d) it acknowledges that no action has been or will be taken with any relevant securities, governmental or regulatory authorities in any jurisdiction with respect to the execution, validity or performance of this Agreement and confirms that (where applicable) it has obtained or complied with all authorizations and/or regulations of any relevant securities, governmental or regulatory authorities in connection with the execution, validity and performance of this Agreement.

6.02 The Purchaser shall not (save only as may be necessary to give effect to this Agreement) do or allow and shall procure that no act or omission will occur before Completion which would constitute a material breach of any of the Warranties if they were given at Completion or which would make any of the Warranties materially inaccurate or misleading if they were so given.

6.03 In the event of it being found prior to Completion that any of the Warranties are materially untrue or incorrect, or in the event of any matter or thing arising or becoming known or being notified to the Purchaser which is materially inconsistent with any of the Warranties or in the event of the Purchaser becoming unable or failing to do anything in any material respect required to be done by it at or before Completion, the Vendor shall not be bound to complete the sell of the Sale Shares and the Vendor may by written notice rescind this Agreement without liability on its part. The right conferred upon the Vendor by this Clause is in addition to and without prejudice to any other rights of the Vendor (including any rights to claim damages or compensation from the Purchaser by reason of any such breach or non-fulfilment) and failure to exercise it shall not constitute a waiver of any such rights.

6.04 The Purchaser hereby undertakes to indemnify and keep indemnified the Vendor against any loss or liability suffered by the Vendor as a result of or in connection with any breach of any of the Warranties and against any reasonable costs and expenses incurred in connection therewith provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Vendor in relation to any such breach.

7.   FURTHER ASSURANCE

7.01 The Vendor and the Purchaser shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

7.02 None of the obligations or rights and remedies under this Agreement may be assigned.

8.   ENTIRE AGREEMENT

     This Agreement constitutes the whole agreement between the parties hereto in connection with the sale and purchase of the Sale Shares and supersedes and cancels in all respects all previous letters of intent, correspondence, understandings, agreements and undertakings (if any) between the parties hereto with respect to the subject matter hereof, whether such be written or oral.

9.   NOTICES

     Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the other party at its respective addresses indicated for such party on the signature page hereof (or such other address as the addressee has by five (5) days prior written notice specified to the other party).

10.  MISCELLANEOUS

10.01 All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed. The Purchaser or the Vendor may take action for breach or non fulfilment of any warranty, undertaking or provision contained in or of this Agreement before or after Completion and Completion shall not in any way constitute any waiver of any rights of the Purchaser.

10.02 If at any time any provision hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, the validity, legality, enforceability or performance of the remaining provisions hereof shall not in any way be affected or impaired thereby.

10.03 Time shall be of essence of this Agreement.

10.04 This Agreement shall be binding on and shall enure for the benefit of the successors and assignees of the parties hereto but, save as expressly provided herein, shall not be capable of being assigned by any party without the written consent of both parties hereto.

10.05 Each party to this Agreement shall pay its own costs and disbursements of and incidental to this Agreement.

10.06 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.

11.  GOVERNING LAW AND JURISDICTION

11.01 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

11.02 Any dispute, controversy or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended from time to time. The appointing authority shall be the Hong Kong International Arbitration Centre.

11.03 The place of arbitration shall be in Hong Kong and shall take place at the Hong Kong International Arbitration Centre and there shall be only one arbitrator. If the parties fail to agree on the designation of an arbitrator within twenty (20) day period, the Hong Kong International Arbitration Centre shall be requested to designate the single arbitrator. Any arbitration shall be administered by the Hong Kong International Arbitration Centre in accordance with its procedures for arbitration in force at the date of this Agreement including such additions to the UNCITRAL Arbitration Rules as are therein contained.

12.  AMENDMENTS

     This Agreement may not be amended without the written consent of all of the parties hereto.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                   SCHEDULE 1

                             DETAILS OF THE COMPANY

NAME                              ACCORD GROUP INVESTMENTS LIMITED

DATE AND PLACE OF INCORPORATION   15 June 2005 - British Virgin Islands

REGISTERED ADDRESS                Offshore Incorporations Limited,
                                  P.O. Box 957, Offshore Incorporations Centre,
                                  Road Town, Tortola,
                                  British Virgin Islands

CORRESPONDENCE ADDRESS            Preston Gates & Ellis
                                  Room 3503, 35th Floor
                                  Two International Finance Centre
                                  8 Finance Street, Central
                                  Hong Kong

AUTHORISED SHARE CAPITAL          US$50,000 made up of 50,000 ordinary shares of
                                  US$1.00 each

ISSUED SHARE CAPITAL              100 ordinary shares

SHAREHOLDERS                      SHAREHOLDER NAME                NO. OF
                                  ----------------               ORDINARY
                                                                  SHARES
                                                                 --------
                                  Honour Rise Holdings Limited       20
                                  Xinhua Finance Media Limited       80
                                                                    ---
                                  TOTAL:                            100
                                                                    ===

NAME                              UPPER STEP HOLDINGS LIMITED

DATE AND PLACE OF INCORPORATION   28 September 2005, British Virgin Islands

REGISTERED ADDRESS                P.O. Box 957, Offshore  Incorporations Centre,
                                  Road Town, Tortola, British Virgin Islands

AUTHORISED CAPITAL                US$50,000 divided into 50,000 shares of par
                                  value US$1.00

ISSUED CAPITAL                    500 ordinary shares

SHAREHOLDER                       SHAREHOLDER NAME                NUMBER OF
                                  ----------------                ORDINARY
                                                                   SHARES
                                                                 ---------
                                  Honour Rise Services Limited      220
                                  Xinhua Finance Media Limited      280
                                                                    ---
                                  TOTAL:                            500
                                                                    ===

DIRECTORS                         Fredy Bush
                                  Dennis Pelino
                                  Shelly Singhal

                                   SCHEDULE 2

                            THE CONSIDERATION SHARES

THE ACCORD GROUP CONSIDERATION SHARES

                                  NUMBER OF CLASS A
                                COMMON SHARES OF THE
                               PURCHASER TO BE ISSUED
NAME OF THE VENDOR                  AND ALLOTTED
------------------             ----------------------
Honour Rise Services Limited           125,053

THE UPPER STEP CONSIDERATION SHARES

                                  NUMBER OF CLASS A
                                COMMON SHARES OF THE
                               PURCHASER TO BE ISSUED
NAME OF THE VENDOR                  AND ALLOTTED
------------------             ----------------------
Honour Rise Services Limited          6,407,018

                                   SCHEDULE 3

                             DUE DILIGENCE DOCUMENTS

1. certified or notarised copy of the Vendor's certificate of incorporation (and certificate of incorporation on change of name, if applicable);

2.   certified or notarised copy of the Vendor's register of members;

3. certified or notarized copy of the certificate of incorporation (and certificate of incorporation on change of name, if applicable) of all the shareholders of the Vendor (applicable if the shareholder is a corporate entity);

4. certified or notarized copy of the register of members (and certificate of incorporation on change of name, if applicable) of all the shareholders of the Vendor (applicable if the shareholder is a corporate entity);

5. original statement signed by a director of the Vendor describing its general nature of business;

6. certified or notarised copy of the identification document on all the shareholders of the Vendor (applicable if the shareholder is an individual);

7. original or certified copy of the residential address proof on all the shareholders of the Vendor (applicable if the shareholder is an individual); and

8. certified or notarized copy of the certificate of incorporation or business licence (as the case may be) of the shareholders of the shareholders of the Vendor.

                                   SCHEDULE 4
                         FORM OF INSTRUMENT OF TRANSFER

Forms of instruments of transfer of shares from Honour Rise Services Limited to Xinhua Finance Media Limited regarding Accord Group Investments Limited and Upper Step Holdings Limited.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

XINHUA FINANCE MEDIA LIMITED


per: /s/ Fredy Bush
     --------------------------------
     Authorized Signatory

Address: 3905-09 1 Grand Gateway
         1 Hongqiao Lu
         Shanghai 200030,
         People's Republic of China

Telephone: 8621-6113-5900
Facsimile: 8621-6448-4955


HONOUR RISE SERVICES LIMITED


per: /s/
     --------------------------------
     Authorized Signatory

Address: c/o Richard Wang & Co.
         18th Floor, Union Building
         100 Yan An Road East
         Shanghai 200002
         People's Republic of China

Telephone: 8621-6326-5800
Facsimile: 8621-6321-8890